Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:    Media Relations     CarolAnn Hibbard, 508.661.2264, news@ameresco.com
Investor Relations     Suzanne Messere, 508.598.3044, ir@ameresco.com

Ameresco Reports Second Quarter 2013 Financial Results

•	Second quarter revenue of $126.3 million
•Second quarter net loss of $1.8 million
•Second quarter net loss per diluted share of $0.04

FRAMINGHAM, MA - August 8, 2013 - Ameresco, Inc. (NYSE:AMRC) a leading energy efficiency and renewable energy company, today announced financial results for the fiscal quarter ended June 30, 2013. The Company has also furnished prepared remarks in conjunction with this press release in a Current Report on Form 8-K. The prepared remarks contain supplemental information, including non-GAAP financial metrics, and have been posted to the “Investor Relations” section of the Company's website at www.ameresco.com.

Total revenue for the second quarter of 2013 decreased to $126.3 million from $164.1 million, or 23%, for the same period in 2012. Second quarter operating income decreased from $8.3 million for 2012 to an operating loss of $1.9 million for 2013. Second quarter adjusted EBITDA, a non-GAAP financial measure, decreased from $13.9 million for 2012 to $3.3 million for 2013. Second quarter net income decreased from $4.8 million for 2012 to a net loss of $1.8 million for 2013. Second quarter 2013 net loss per diluted share was $0.04, compared to net income per diluted share of $0.10 for 2012.

“Revenue below our expectations negatively impacted profitability for the quarter,” stated George P. Sakellaris, President and Chief Executive Officer of Ameresco. “We remain focused on delivering stronger results for the second half of 2013. Based upon current performance and visibility into the second half, we are expecting to return to revenue growth and profitability in the third and fourth quarters.”

For the six months year-to-date ended June 30, 2013, total revenue decreased to $236.4 million from $310.7 million, or 24%, for the same period in 2012. Year-to-date operating income decreased from $11.7 million for 2012 to an operating loss of $4.0 million for 2013. Year-to-date adjusted EBITDA decreased from $23.1 million for 2012 to $7.6 million for 2013. Year-to-date net income decreased from $6.6 million for 2012 to a net loss of $3.7 million for 2013. Net loss per diluted share was $0.08, compared to net income per diluted share of $0.14 for 2012.

Additional Second Quarter 2013 Operating Highlights:

•	Revenue generated from backlog was $80.0 million for the second quarter of 2013, a decrease of 33% year-over-year.

•	All other revenue was $46.3 million for the second quarter of 2013, an increase of 3% year-over-year.

•	Operating cash flows were $6.9 million for the second quarter of 2013.

•	Total construction backlog was $1.4 billion as of June 30, 2013 and consisted of:

•
$324.0 million of fully-contracted backlog of signed customer contracts for installation or construction of projects, which we expect to convert into revenue over the next 12-24 months, on average; and

•
$1.1 billion of awarded projects representing projects in development for which we do not have signed contracts. Historically, awarded projects have converted to signed contracts over 6-12 months on average. However, we have been experiencing an unusually sustained lengthening of conversion times of awarded projects to signed contracts, a trend we expect to continue.

FY 2013 Guidance
Based upon year-to-date performance and visibility into the second half of 2013, Ameresco is narrowing our guidance range for the fiscal year ending December 31, 2013. We now expect to earn total revenue in the range of $620 million to $640 million. We expect net income for 2013 to be in the range of $18 million to $21 million. Our 2013 guidance is based upon the following assumptions: modest to strong revenue growth within a few regions; several project delays that are expected to impact timing of revenue recognition; an improvement in fully-contracted backlog in the second half; more than 5% year-over-year revenue growth from our all other offerings; and maintaining operating expenses slightly below the current run rate.

Webcast Reminder
Ameresco will hold its earnings conference call today, August 8th, at 8:30 a.m. Eastern Time with President and Chief Executive Officer, George Sakellaris, and Vice President and Chief Financial Officer, Andrew Spence, to discuss details regarding the Company’s second quarter 2013 results, business outlook and strategy. Participants may access it by dialing domestically 888.680.0869 or internationally 617.213.4854. The passcode is 44996711. Participants are advised to dial into the call at least ten minutes prior to the call to register. A live, listen-only webcast of the conference call will also be available over the Internet. Individuals wishing to listen can access the call through the “Investor Relations” section of the Company’s website at www.ameresco.com. If you are unable to listen to the live call, the webcast will be archived on the Company’s website shortly after the call and be available for one year.

Pre-Registration for the call is also available at:
https://www.theconferencingservice.com/prereg/key.process?key= P3JREQVF3. Pre-registrants will be issued a pin number to use when dialing into the live call which will provide faster access to the conference by bypassing the operator upon connection.

Use of Non-GAAP Financial Measures
This press release and the accompanying tables include references to adjusted EBITDA, which is a non-GAAP financial measure. For a description of this non-GAAP financial measure, including the reasons management uses this measure, please see the section following the accompanying tables titled “Exhibit A: Non-GAAP Financial Measures”. For a reconciliation of adjusted EBITDA to operating income, the most directly comparable financial measure prepared in accordance with GAAP, please see Other Non-GAAP Disclosure in the accompanying tables.

Prior Period Financial Results
Certain prior period financial information included in this press release and the accompanying tables have been revised from amounts previously reported to reflect our previously reported restatement related to accounting treatment for certain derivative transactions. See note 2 to our consolidated financial statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2013 for further discussion.

About Ameresco, Inc.
Founded in 2000, Ameresco, Inc. (NYSE:AMRC) is a leading independent provider of comprehensive services, energy efficiency, infrastructure upgrades, asset sustainability and renewable energy solutions for facilities throughout North America.  Ameresco’s services include upgrades to a facility’s energy infrastructure and the development, construction and operation of renewable energy plants.  Ameresco has successfully completed energy saving, environmentally responsible projects with federal, state and local governments, healthcare and educational institutions, housing authorities, and commercial and industrial customers.  With its corporate headquarters in Framingham, MA, Ameresco provides local expertise through its 66 offices in 33 states, five Canadian provinces and the United Kingdom.  Ameresco has more than 900 employees. For more information, visit www.ameresco.com.

Safe Harbor Statement
Any statements in this press release about future expectations, plans and prospects for Ameresco, Inc., including statements about market conditions, pipeline and backlog, as well as estimated future revenues and net income, and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the timing of, and ability to, enter into contracts for awarded projects on the terms proposed; the timing of work we do on projects where we recognize revenue on a percentage of completion basis, including the ability to perform under recently signed contracts without unusual delay; demand for our energy efficiency and renewable energy solutions; our ability to arrange financing for our projects; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy; the ability of customers to cancel or defer contracts included in our backlog; the effects of our recent acquisitions; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; availability and costs of labor and equipment; the addition of new customers or the loss of existing customers; and other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2012, filed with the U.S. Securities and Exchange Commission on March 18, 2013. In addition, the forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

AMERESCO, INC. CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2013	2012
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$17,629,963	$63,347,645
Restricted cash	26,239,829	26,358,908
Accounts receivable, net	76,760,410	84,124,627
Accounts receivable retainage	24,758,030	23,197,784
Costs and estimated earnings in excess of billings	52,564,885	62,096,284
Inventory, net	11,548,873	9,502,289
Prepaid expenses and other current assets	11,022,225	9,600,619
Income tax receivable	5,760,545	5,385,242
Deferred income taxes	4,480,218	5,190,718
Project development costs	11,458,555	9,038,725
Total current assets	242,223,533	297,842,841
Federal ESPC receivable	60,900,144	91,854,808
Property and equipment, net	9,422,097	9,387,218
Project assets, net	229,428,429	207,274,982
Deferred financing fees, net	6,103,850	5,746,177
Goodwill	55,239,777	48,968,390
Intangible assets, net	11,490,617	9,742,878
Other assets	5,140,628	4,654,709
	377,725,542	377,629,162
	$619,949,075	$675,472,003

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$13,921,986	$12,452,678
Accounts payable	67,318,276	101,007,455
Accrued expenses and other current liabilities	10,667,868	13,157,024
Billings in excess of cost and estimated earnings	22,525,255	22,271,655
Total current liabilities	114,433,385	148,888,812
Long-term debt, less current portion	186,354,568	201,922,172
Deferred income taxes	23,273,100	24,888,229
Deferred grant income	7,864,941	7,590,730
Other liabilities	26,001,304	30,362,869
	$243,493,913	$264,764,000

AMERESCO, INC.
CONSOLIDATED BALANCE SHEETS — (Continued)

	June 30,	December 31,
	2013	2012
	(Unaudited)
Stockholders’ equity:
Preferred stock, $0.0001 par value, 5,000,000 shares authorized, no shares issued and outstanding at June 30, 2013 and December 31, 2012	$—	$—
Class A common stock, $0.0001 par value, 500,000,000 shares authorized, 32,384,648 shares issued and 27,551,364 outstanding at June 30, 2013, 32,019,982 shares issued and 27,186,698 outstanding at December 31, 2012	3,238	3,202
Class B common stock, $0.0001 par value, 144,000,000 shares authorized, 18,000,000 shares issued and outstanding at June 30, 2013 and December 31, 2012	1,800	1,800
Additional paid-in capital	96,024,019	93,141,432
Retained earnings	173,464,894	177,169,717
Accumulated other comprehensive income	1,697,350	713,194
Non-controlling interest	13,047	(27,583)
Less - treasury stock, at cost, 4,833,284 shares	(9,182,571)	(9,182,571)
Total stockholders’ equity	262,021,777	261,819,191
	$619,949,075	$675,472,003

AMERESCO, INC.
CONSOLIDATED STATEMENTS OF (LOSS) INCOME

	Three Months Ended June 30,
	2013	2012
	(Unaudited)	(Unaudited and Restated)
Revenue:
Energy efficiency revenue	$85,251,138	$119,819,117
Renewable energy revenue	41,001,556	44,280,788
	126,252,694	164,099,905
Direct expenses:
Energy efficiency expenses	69,753,489	97,873,272
Renewable energy expenses	33,116,629	35,068,772
	102,870,118	132,942,044
Gross profit	23,382,576	31,157,861
Operating expenses:
Salaries and benefits	10,774,591	11,558,732
Project development costs	5,039,217	3,830,866
General, administrative and other	9,477,788	7,509,639
	25,291,596	22,899,237
Operating (loss) income	(1,909,020)	8,258,624
Other expenses, net	448,732	1,412,744
(Loss) income before (benefit) provision for income taxes	(2,357,752)	6,845,880
Income tax (benefit) provision	(577,001)	2,026,630
Net (loss) income	$(1,780,751)	$4,819,250
Net (loss) income per share attributable to common shareholders:
Basic	$(0.04)	$0.11
Diluted	$(0.04)	$0.10
Weighted average common shares outstanding:
Basic	45,465,529	44,541,025
Diluted	45,465,529	46,359,323
OTHER NON-GAAP DISCLOSURES
Gross margins:
Energy efficiency revenue	18.2%	18.3%
Renewable energy revenue	19.2%	20.8%
Total	18.5%	19.0%
Operating expenses as a percent of revenue	20.0%	14.0%
Adjusted Earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA):
Operating (loss) income	$(1,909,020)	$8,258,624
Depreciation and amortization of intangible assets	4,580,462	4,769,256
Stock-based compensation	664,759	892,607
Adjusted EBITDA	$3,336,201	$13,920,487
Adjusted EBITDA margin	2.6%	8.5%
Construction backlog:
Awarded	$1,112,502,163	$909,644,256
Fully-contracted	324,036,401	390,695,907
Total construction backlog	$1,436,538,564	$1,300,340,163
Note: Awarded represents estimated future revenues from projects that have been awarded, though the contracts have not yet been signed.

AMERESCO, INC. CONSOLIDATED STATEMENTS OF (LOSS) INCOME

	Six Months Ended June 30,
	2013	2012
	(Unaudited)	(Unaudited and Restated)
Revenue:
Energy efficiency revenue	$155,071,617	$233,201,787
Renewable energy revenue	81,316,600	77,471,487
	236,388,217	310,673,274
Direct expenses:
Energy efficiency expenses	125,208,747	187,493,047
Renewable energy expenses	66,278,023	62,798,556
	191,486,770	250,291,603
Gross profit	44,901,447	60,381,671
Operating expenses:
Salaries and benefits	21,787,892	25,927,944
Project development costs	9,320,382	8,047,218
General, administrative and other	17,784,690	14,723,095
	48,892,964	48,698,257
Operating (loss) income	(3,991,517)	11,683,414
Other expenses, net	913,045	2,520,483
(Loss) income before (benefit) provision for income taxes	(4,904,562)	9,162,931
Income tax (benefit) provision	(1,199,739)	2,608,517
Net (loss) income	$(3,704,823)	$6,554,414
Net (loss) income per share attributable to common shareholders:
Basic	$(0.08)	$0.15
Diluted	$(0.08)	$0.14
Weighted average common shares outstanding:
Basic	45,396,765	44,343,059
Diluted	45,396,765	46,143,932
OTHER NON-GAAP DISCLOSURES
Gross margins:
Energy efficiency revenue	19.3%	19.6%
Renewable energy revenue	18.5%	18.9%
Total	19.0%	19.4%
Operating expenses as a percent of revenue	20.7%	15.7%
Adjusted Earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA):
Operating (loss) income	$(3,991,517)	$11,683,414
Depreciation and amortization	10,278,480	9,708,503
Stock-based compensation	1,335,860	1,674,060
Adjusted EBITDA	$7,622,823	$23,065,977
Adjusted EBITDA margin	3.2%	7.4%

AMERESCO, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended June 30,
	2013	2012
	(Unaudited)	(Unaudited and Restated)
Cash flows from operating activities:
Net (loss) income	$(1,780,751)	$4,819,250
Adjustments to reconcile net (loss) income to cash provided by operating activities:
Depreciation of project assets	2,868,716	2,850,977
Depreciation of property and equipment	813,708	603,501
Amortization of deferred financing fees	248,314	138,191
Amortization of intangible assets	898,038	1,314,778
Provision for bad debts	328,969	24,107
Unrealized (gain) loss on interest rate swap	(294,047)	349,618
Gain on sale of asset	—	(800,000)
Stock-based compensation expense	664,759	892,607
Deferred income taxes	(1,821,364)	43,697
Excess tax benefits from stock-based compensation arrangements	(158,231)	(448,916)
Changes in operating assets and liabilities:
(Increase) decrease in:
Restricted cash draws	10,486,117	14,069,843
Accounts receivable	11,042,004	(11,967,540)
Accounts receivable retainage	(2,774,172)	(3,613,426)
Federal ESPC receivable	(4,110,910)	(11,705,599)
Inventory	(54,410)	(369,359)
Costs and estimated earnings in excess of billings	(8,688,672)	(5,583,166)
Prepaid expenses and other current assets	(2,402,095)	(4,504,563)
Project development costs	(785,712)	(324,126)
Other assets	(912,456)	(766,682)
Increase (decrease) in:
Accounts payable, accrued expenses and other current liabilities	1,912,268	11,766,758
Billings in excess of cost and estimated earnings	(590,444)	7,346,139
Other liabilities	1,293,096	(345,461)
Income taxes payable	700,716	2,476,787
Net cash provided by operating activities	6,883,441	6,267,415
Cash flows from investing activities:
Purchases of property and equipment	(446,197)	(1,105,037)
Purchases of project assets	(18,763,159)	(9,695,695)
Grant awards received on project assets	289,285	—
Proceeds from sales of assets	6,500	—
Acquisition, net of cash received	(7,537,516)	—
Net cash used in investing activities	(26,451,087)	(10,800,732)
Cash flows from financing activities:
Excess tax benefits from stock-based compensation arrangements	158,231	448,916
Payments of financing fees	(464,767)	—
Proceeds from exercises of options	394,603	735,839
Proceeds from (payments of) senior secured credit facility	15,000,000	(1,428,571)
Proceeds from long-term debt financing	9,434,434	—
Non-controlling interest	105,931	—
Restricted cash	(4,558,805)	(3,367,515)
Payments on long-term debt	(2,934,948)	(1,327,493)
Net cash provided by (used in) financing activities	17,134,679	(4,938,824)
Effect of exchange rate changes on cash	(900,330)	(53,234)
Net decrease in cash and cash equivalents	(3,333,297)	(9,525,375)
Cash and cash equivalents, beginning of period	20,963,260	38,435,362
Cash and cash equivalents, end of period	$17,629,963	$28,909,987

AMERESCO, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended June 30,
	2013	2012
	(Unaudited)	(Unaudited and Restated)
Cash flows from operating activities:
Net (loss) income	$(3,704,823)	$6,554,414
Adjustments to reconcile net (loss) income to cash (used in) provided by operating activities:
Depreciation of project assets	6,879,151	5,456,007
Depreciation of property and equipment	1,610,254	1,281,474
Amortization of deferred financing fees	332,462	271,478
Amortization of intangible assets	1,789,075	2,971,022
Provision for bad debts	371,308	77,743
Unrealized (gain) loss on interest rate swap	(683,134)	119,752
Gain on sale of asset	—	(800,000)
Stock-based compensation expense	1,335,860	1,674,060
Deferred income taxes	(2,870,689)	(506,631)
Excess tax benefits from stock-based compensation arrangements	(297,011)	(1,651,513)
Changes in operating assets and liabilities:
(Increase) decrease in:
Restricted cash draws	18,004,938	24,152,657
Accounts receivable	6,855,679	12,569,643
Accounts receivable retainage	(1,572,574)	2,079,382
Federal ESPC receivable	(13,784,645)	(25,775,736)
Inventory	(2,046,584)	(510,224)
Costs and estimated earnings in excess of billings	9,931,189	12,197,386
Prepaid expenses and other current assets	(1,526,332)	(1,679,160)
Project development costs	(2,430,350)	(1,156,085)
Other assets	(758,735)	(941,282)
Increase (decrease) in:
Accounts payable, accrued expenses and other current liabilities	(36,185,982)	(8,760,740)
Billings in excess of cost and estimated earnings	371,453	8,243,890
Other liabilities	(75,507)	525,181
Income taxes payable	(365,038)	3,083,458
Net cash (used in) provided by operating activities	(18,820,035)	39,476,176
Cash flows from investing activities:
Purchases of property and equipment	(1,540,577)	(2,381,570)
Purchases of project assets	(31,618,945)	(19,698,641)
Grant awards and rebates received on project assets	1,580,219	3,838,766
Proceeds from sales of assets	6,500	—
Acquisitions, net of cash received	(9,345,601)	—
Net cash used in investing activities	(40,918,404)	(18,241,445)
Cash flows from financing activities:
Excess tax benefits from stock-based compensation arrangements	297,011	1,651,513
Book overdraft	—	(7,297,122)
Payments of financing fees	(504,985)	(20,325)
Proceeds from exercises of options	1,249,752	1,799,271
Proceeds from (payments of) senior secured credit facility	15,000,000	(7,857,142)
Proceeds from long-term debt financing	9,434,434	—
Non-controlling interest	40,630	7,700
Restricted cash	(5,198,277)	(4,798,107)
Payments on long-term debt	(6,740,729)	(2,134,957)
Net cash provided by (used in) financing activities	13,577,836	(18,649,169)
Effect of exchange rate changes on cash	442,921	47,059
Net (decrease) increase in cash and cash equivalents	(45,717,682)	2,632,621
Cash and cash equivalents, beginning of year	63,347,645	26,277,366
Cash and cash equivalents, end of period	$17,629,963	$28,909,987

Exhibit A: Non-GAAP Financial Measures

We define adjusted EBITDA as operating income before depreciation, amortization of intangible assets, impairment and share-based compensation expense. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to operating income or any other measure of financial performance calculated and presented in accordance with GAAP. For a reconciliation of adjusted EBITDA to operating income, the most directly comparable financial measure prepared in accordance with GAAP, please see Other Non-GAAP Disclosure in the tables above.
We believe adjusted EBITDA is useful to investors in evaluating our operating performance for the following reasons: adjusted EBITDA and similar non-GAAP measures are widely used by investors to measure a company’s operating performance without regard to items that can vary substantially from company to company depending upon financing and accounting methods, book values of assets, capital structures and the methods by which assets were acquired; securities analysts often use adjusted EBITDA and similar non-GAAP measures as supplemental measures to evaluate the overall operating performance of companies; and by comparing our adjusted EBITDA in different historical periods, investors can evaluate our operating results without the additional variations of depreciation and amortization expense, and share-based compensation expense.
Our management uses adjusted EBITDA: as a measure of operating performance, because it does not include the impact of items that we do not consider indicative of our core operating performance; for planning purposes, including the preparation of our annual operating budget; to allocate resources to enhance the financial performance of the business; to evaluate the effectiveness of our business strategies; and in communications with the board of directors and investors concerning our financial performance.
We understand that, although measures similar to adjusted EBITDA are frequently used by investors and securities analysts in their evaluation of companies, adjusted EBITDA has limitations as an analytical tool, and investors should not consider it in isolation or as a substitute for GAAP operating income or an analysis of our results of operations as reported under GAAP. Some of these limitations are: adjusted EBITDA does not reflect the Company’s cash expenditures or future requirements for capital expenditures or other contractual commitments; adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; adjusted EBITDA does not reflect stock-based compensation expense; adjusted EBITDA does not reflect cash requirements for income taxes; adjusted EBITDA does not reflect net interest income (expense); although depreciation, amortization and impairment are non-cash charges, the assets being depreciated, amortized or impaired will often have to be replaced in the future, and adjusted EBITDA does not reflect any cash requirements for these replacements; and other companies in our industry may calculate adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
To properly and prudently evaluate our business, we encourage investors to review our GAAP financial statements included above, and not to rely on any single financial measure to evaluate our business. Please refer to the above reconciliation of adjusted EBITDA to operating income, the most directly comparable GAAP measure.